Item 9.           Regulation FD Disclosure.

                  The following information is furnished pursuant to Item 12, "Results of Operations and Financial Condition," in accordance with the interim guidance provided by the Securities and Exchange Commission in Release No. 33-8216 issued March 27, 2003:

                  On June 25, 2003, The Registrant issued a press release reporting its financial results for the fiscal quarter and year ended March 31, 2003. The press release is attached hereto as Exhibit 99.1.


                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized.




Dated:  June 26, 2003                               /s/  STEVEN J. MENCARINI
                                                    ------------------------
                                                    Steven J. Mencarini
                                                    Chief Financial Officer

                                  EXHIBIT INDEX

Exhibit

99.1              Press Release of the Registrant dated June 25, 2003